SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 24, 2002

BURLINGTON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10984	56-1584586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3330 West Friendly Avenue
Greensboro, N.C.	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 336-379-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure

On December 24, 2002, in connection with the filing of the Form 10-K of Burlington Industries, Inc. (the “Company”) for the year ended September 28, 2002 (the “Report”), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BURLINGTON INDUSTRIES, INC.

By:	/s/ John D. Englar
Name: John D. Englar Senior Vice President

Date: December 24, 2002